Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Other Intangible Assets [Abstract]
Disclosure of intangible assets and goodwill [text block]

Goodwill and Other Intangible Assets

Goodwill

Changes in Goodwill

The changes in the carrying amount of goodwill, as well as gross amounts and accumulated impairment losses of goodwill, for the years ended December 31, 2019, and December 31, 2018, are shown below by cash-generating units ("CGU").

In the third quarter of 2019 and in accordance with the strategy announcement made on July 7, 2019, the Group’s business operations were reorganized under a new divisional structure: the Core Bank, which includes the Corporate Bank ("CB"), Investment Bank ("IB"), Private Bank ("PB") and Asset Management ("AM") corporate divisions and the Capital Release Unit ("CRU"). The CB, IB and the AM corporate divisions as well as the CRU each are considered cash-generating units (CGUs). The PB corporate division is comprised of two separate CGUs - Wealth Management ("WM") and Private Bank excluding Wealth Management ("PB excl. WM"). The PB excl. WM CGU is comprised of three subunits, Private Bank Germany, PCB International and Digital Ventures, which were part of the former CGUs Private and Commercial Clients ("PCC") and Postbank. CB is comprised of the Global Transaction Bank ("GTB", previously included in the former Global Transaction Banking & Corporate Finance ("GTB & CF") CGU) and the German Commercial Banking business (formerly part of the PCC CGU). IB consists of Deutsche Bank’s financing, advisory, fixed income and currencies businesses which were previously included in the Sales & Trading and GTB & CF CGUs. WM and AM continue in their former CGU structure. The CRU CGU includes the Global Prime Finance businesses subject to transition to BNP Paribas S.A. (see Note 24 "Non-current assets and disposal groups held for sale") as well as assets related to business activities which are being exited or reduced.

Please also refer to Note 4 "Business Segments and Related Information" for more information regarding changes in the presentation of segment disclosures.

Goodwill allocated to cash-generating units

in € m.	Investment Bank	Corporate Bank	Asset Manage- ment	Wealth Manage- ment	Private Bank (excl. WM)	Others	Total
Balance as of January 1, 2018	0	471	2,768	541	0	1	3,782
Goodwill acquired during the year	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	0	0
Reclassification from (to) "held for sale"	0	0	0	(4)	0	0	(4)
Goodwill related to dispositions without being classified as "held for sale"	0	0	0	0	0	0	0
Impairment losses[1]	0	0	0	0	0	0	0
Exchange rate changes/other	0	18	74	5	0	0	98
Balance as of December 31, 2018	0	489	2,843	543	0	1	3,876
Gross amount of goodwill	3,833	595	3,314	543	3,162	1	11,449
Accumulated impairment losses	(3,833)	(106)	(471)	0	(3,162)	0	(7,573)
Balance as of January 1, 2019	0	489	2,843	543	0	1	3,876
Goodwill acquired during the year	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	0	0
Reclassification from (to) "held for sale"	0	0	0	0	0	0	0
Goodwill related to dispositions without being classified as "held for sale"	0	0	0	0	0	(1)	(1)
Impairment losses[1]	0	(491)	0	(545)	0	0	(1,035)
Exchange rate changes/other	0	2	38	2	0	0	42
Balance as of December 31, 2019	0	0	2,881	0	0	0	2,881
Gross amount of goodwill	3,915	603	3,371	555	3,162	0	11,607
Accumulated impairment losses	(3,915)	(603)	(490)	(555)	(3,162)	0	(8,726)

[1]Impairment losses of goodwill are recorded as impairment of goodwill and other intangible assets in the income statement.

In addition to the primary CGUs, the IB segment had included goodwill resulting from the acquisition of a nonintegrated investment which is not allocated to the respective segment’ primary CGU. Such goodwill is summarized as "Others" in the table above.

Changes in goodwill in 2019 were mainly driven by the before mentioned transformational measures relating to the Group’s businesses and its reorganization. Triggered by the impact of a lowered outlook on business plans driven both by adjustments to macro-economic factors as well as by the impact of strategic decisions in preparation of the above mentioned transformation announcement, in the second quarter 2019 the Group reviewed the recoverable amounts of its CGUs in the then existing structure. This review resulted in a short-fall of the recoverable amounts against the respective CGUs carrying amounts for WM within the former Private & Commercial Bank ("PCB") corporate division and GTB & CF within the former Corporate & Investment Bank ("CIB") corporate division.

With a recoverable amount of approximately € 1.9 billion for WM, goodwill in WM (€ 545 million) was impaired and had to be fully written-off, mainly as a result of worsening macro-economic assumptions, including interest rate curves, as well as industry-specific market growth corrections for the WM business globally. For GTB & CF, the recoverable amount of approximately € 10.2 billion led to the full impairment of allocated goodwill (€ 491 million). This was mainly driven by adverse industry trends in Corporate Finance as well as by adjustments to macro-economic assumptions, including interest rate curves. The total impairment charges of € 1.0 billion were recorded in Impairment of goodwill and other intangible assets of the respective Private Bank (here: WM CGU; € 545 million) and Corporate Bank (€ 491 million) segment results of the second quarter of 2019.

The discount rates applied in the estimation of the recoverable amounts of the respective CGUs as of June 30, 2019 (and of December 31, 2018 for comparison) were as follows:

	Discount rate (post-tax)
	2019	2018
Global Transaction Banking & Corporate Finance	8.6%	8.8%
Wealth Management	8.4%	9.0%

Changes in goodwill for both 2017 and 2018 mainly reflected exchange rate fluctuations, predominantly related to the translation of goodwill held in USD.

Goodwill Impairment Test

For the purposes of impairment testing, goodwill acquired in a business combination is allocated to CGUs. On the basis as described in Note 1 "Significant Accounting Policies and Critical Accounting Estimates", the Group’s primary CGUs are as outlined above. "Other" goodwill is tested individually for impairment on the level of each of the nonintegrated investments. Goodwill is tested for impairment annually in the fourth quarter by comparing the recoverable amount of each goodwill-carrying CGU with its carrying amount. In addition, in accordance with IAS 36, the Group tests goodwill whenever a triggering event is identified. The recoverable amount is the higher of a CGU’s fair value less costs of disposal and its value in use.

Following the aforementioned write-off of goodwill in the former GTB & CF CGUs in the second quarter 2019 and the de-recognition of ring-fenced goodwill in a subsidiary disposal recorded in the third quarter 2019, the AM CGU was the only goodwill carrying CGU to be tested for impairment. The annual goodwill impairment tests conducted in 2019 and 2018 did not result in an impairment loss on the Group’s primary goodwill-carrying CGUs as the recoverable amounts of these CGUs were higher than the respective carrying amounts.

A review of the Group’s strategy or certain political or global risks for the banking industry, uncertainties regarding the implementation of already adopted regulation and the introduction of legislation that is already under discussion as well as a slowdown of GDP growth may negatively impact the performance forecasts of the AM CGU and, thus, could result in an impairment of goodwill in the future.

Carrying Amount

The carrying amount of a primary CGU is derived using a capital allocation model based on the Shareholders’ Equity Allocation Framework of the Group (please refer to Note 4, "Business Segments and Related Information" for more details). The allocation uses the Group’s total equity at the date of valuation, including Additional Tier 1 Notes ("AT1 Notes"), which constitute unsecured and subordinated notes of Deutsche Bank and which are classified as Additional equity components in accordance with IFRS. Total equity is adjusted for specific effects related to nonintegrated investments, which are tested separately for impairment as outlined above, and for an add-on adjustment for goodwill attributable to noncontrolling interests.

Recoverable Amount

The Group determines the recoverable amounts of its primary CGUs on the basis of the higher of value in use and fair value less costs of disposal (Level 3 of the fair value hierarchy). It employs a discounted cash flow (DCF) model, which reflects the specifics of the banking business and its regulatory environment. The model calculates the present value of the estimated future earnings that are distributable to shareholders after fulfilling the respective regulatory capital requirements. The recoverable amounts also include the fair value of the AT1 Notes, allocated to the primary CGUs consistent to their treatment in the carrying amount.

The DCF model uses earnings projections and respective capitalization assumptions based on five-year financial plans as well as longer term expectations on the impact of regulatory developments, which are discounted to their present value. Estimating future earnings and capital requirements involves judgment and the consideration of past and current performances as well as expected developments in the respective markets, and in the overall macroeconomic and regulatory environments. Earnings projections beyond the initial five-year period are, where applicable, adjusted to derive a sustainable level. In case of a going concern, the cash flow to equity is assumed to increase by or converge towards a constant long-term growth rate of up to 2.8% (2018: 3.1%). This is based on projected revenue forecasts of the CGU as well as expectations for the development of gross domestic product and inflation, and is captured in the terminal value. For AM, the rate was reduced to 1.2 % for 2019 and is comparably low compared to analysts’ views and reflects a conservative approach.

Key Assumptions and Sensitivities

Key Assumptions: The DCF value of a CGU is sensitive to the earnings projections, to the discount rate (cost of equity) applied and, to a much lesser extent, to the long-term growth rate. The discount rates applied have been determined based on the capital asset pricing model and comprise a risk-free interest rate, a market risk premium and a factor covering the systematic market risk (beta factor). The values for the risk-free interest rate, the market risk premium and the beta factors are determined using external sources of information. CGU-specific beta factors are determined based on a respective group of peer companies. Variations in all of these components might impact the discount rates. For the AM CGU, the discount rates (after tax) applied for 2019 and 2018 were 9.6 % and 9.7%, respectively.

Management determined the values for the key assumptions in the following table based on a combination of internal and external analysis. Estimates for efficiency and the cost reduction program are based on progress made to date and scheduled future projects and initiatives.

Primary goodwill- carrying cash-generating unit	Description of key assumptions	Uncertainty associated with key assumptions and potential events/circumstances that could have a negative effect
Asset Management

Deliver strong investment product performance

Expand product suite in growth areas (e.g. alternatives, multi assets, passive, ESG investment schemes) while consolidating non-core strategies

Consistent net flows leveraging market share leadership in Germany and the rest of Europe, while expanding coverage in Asia Pacific and focused growth in the Americas

Diversification of intermediary coverage towards high growth channels and deployment of digital solutions to serve new channels

Further efficiency through improved core operating processes, platform optimization and product rationalization

Anticipation of further headwinds in the asset management industry as a result of the changing regulatory environment

Challenging market environment and volatility unfavourable to our investment strategies

Unfavourable margin development and adverse competition levels in key markets and products beyond expected levels

Business/execution risks, e.g., underachievement of net flow targets from market uncertainty, loss of high quality client facing employees, unfavourable investment performance, lower than expected efficiency gains

Uncertainty around regulation and its potential implications not yet anticipated

Sensitivities: In order to test the resilience of the recoverable amount, key assumptions used in the DCF model (for example, the discount rate and the earnings projections) are sensitized. Management believes that reasonable possible changes in key assumptions could cause an impairment loss in AM. Currently, in AM the recoverable amount exceeds the carrying amount by 1% / € 0.1 billion.

Change in certain key assumptions to cause the recoverable amount to equal the carrying amount

Change in Key Assumptions	AM
Discount rate (post tax) increase
from	9.6%
to	9.7%
Change in projected future earnings in each period by	(1.3) %
Long term growth rate
from	1.2%
to	1.0%

Other Intangible Assets

Changes of other intangible assets by asset classes for the years ended December 31, 2019 and December 31, 2018

	Purchased intangible assets							Internally generated intangible assets	Total other intangible assets
	Unamortized			Amortized				Amortized
in € m.	Retail investment management agreements	Other	Total unamortized purchased intangible assets	Customer- related intangible assets	Contract- based intangible assets	Software and other	Total amortized purchased intangible assets	Software
Cost of acquisition/ manufacture:
Balance as of January 1, 2018	963	440	1,402	1,364	70	901	2,335	7,024	10,761
Additions	0	0	0	12	0	44	56	1,242	1,298
Changes in the group of consolidated companies	0	0	0	0	0	(0)	(0)	(0)	(0)
Disposals	0	0	0	0	0	126	126	725	851
Reclassifications from (to) "held for sale"	0	0	0	0	0	(7)	(7)	(20)	(27)
Transfers	0	2	2	(3)	0	(213)	(215)	190	(24)
Exchange rate changes	48	0	48	10	0	5	15	102	165
Balance as of December 31, 2018	1,010	441	1,451	1,384	70	603	2,058	7,814	11,322
Additions	0	0	0	9	0	34	43	997	1,040
Changes in the group of consolidated companies	0	0	0	0	0	(0)	(0)	0	(0)
Disposals	0	0	0	0	0	40	40	1,295	1,335
Reclassifications from (to) "held for sale"	0	0	0	0	0	(0)	(0)	(21)	(22)
Transfers	0	0	0	(1)	0	28	27	(29)	(2)
Exchange rate changes	20	0	20	11	0	(0)	11	47	79
Balance as of December 31, 2019	1,030	441	1,472	1,403	70	625	2,098	7,512	11,082
Accumulated amortization and impairment:
Balance as of January 1, 2018	243	439	682	1,321	69	718	2,108	2,914	5,704
Amortization for the year	0	0	0	21	1	40	61	1,034	1,095[1]
Changes in the group of consolidated companies	0	0	0	0	0	(0)	(0)	0	(0)
Disposals	0	0	0	0	0	125	125	724	850
Reclassifications from (to) "held for sale"	0	0	0	0	0	(7)	(7)	(20)	(27)
Impairment losses	0	0	0	0	0	0	0	42	42[2]
Reversals of impairment losses	0	0	0	0	0	0	0	0	0
Transfers	0	0	0	6	0	(136)	(129)	139	10
Exchange rate changes	12	0	12	10	0	5	14	57	83
Balance as of December 31, 2018	255	439	694	1,358	70	494	1,922	3,442	6,057
Amortization for the year	0	0	0	13	0	38	51	1,205	1,256[3]
Changes in the group of consolidated companies	0	0	0	0	0	(0)	(0)	0	(0)
Disposals	0	0	0	0	0	40	40	1,291	1,330
Reclassifications from (to) "held for sale"	0	0	0	0	0	(0)	(0)	(15)	(16)
Impairment losses	0	0	0	2	0	6	8	931	939[4]
Reversals of impairment losses	0	0	0	0	0	0	0	0	0
Transfers	0	1	1	0	0	29	29	(38)	(8)
Exchange rate changes	5	(0)	5	11	0	1	12	20	37
Balance as of December 31, 2019	260	440	700	1,384	70	528	1,982	4,254	6,935
Carrying amount:
As of December 31, 2018	755	2	757	26	0	109	136	4,372	5,265
As of December 31, 2019	770	1	772	20	0	97	116	3,259	4,147

[1]€ 1.1 billion were included in general and administrative expenses.

[2]€ 42 million were related to the impairment of self-developed software, recorded in general and administrative expenses.

[3]€ 1.3 billion were included in general and administrative expenses.

[4]€ 939 million were comprised of impairments of purchased (€ 6 million) and self-developed software (€ 931 million), both recorded in general and administrative expenses, and € 2 million referring to the impairment of an amortizing customer-related intangible asset which is included under impairment of goodwill and other intangible asset.

Amortizing Intangible Assets

In 2019, amortizing other intangible assets decreased by a net € 1.1 billion. This was mainly driven by amortization expenses of € 1.3 billion, mostly for the scheduled consumption of capitalized software (€ 1.2 billion) and the impairment of current platform software as well as software under construction (€ 937 million). More information in regards to the related impact from the transformation strategy is included in Note 42 "Impact of Deutsche Bank’s transformation". Offsetting were additions to internally generated intangible assets of € 1.0 billion resulting from the capitalization of expenses incurred in conjunction with the Group’s development of own-used software. Furthermore, the weakening of the Euro against major currencies accounted for positive exchange rate changes of € 26 million.

In 2018, amortizing other intangible assets increased by a net € 171 million. This was in particular driven by additions to internally generated intangible assets of € 1.2 billion resulting from the capitalization of expenses incurred in conjunction with the Group’s development of own-used software. Offsetting were amortization expenses of € 1.1 billion, mostly for the scheduled consumption of capitalized software (€ 1.1 billion). The reassessment of current platform software as well as software under construction led to the impairment of self-developed software (€ 42 million). Furthermore, the weakening of the Euro against major currencies accounted for positive exchange rate changes of € 46 million increasing the net book value of amortizing intangible assets.

In 2017, amortizing other intangible assets increased by a net € 291 million. This was mainly driven by additions to internally generated intangible assets of € 1.4 billion, offset by amortization expenses of € 935 million, in particular for the scheduled consumption of capitalized software (€ 897 million). The reassessment of current platform software as well as software under construction led to the impairment of self-developed software (€ 42 million). Furthermore, the strengthening of the Euro accounted for negative exchange rate changes of € 113 million reducing the net book value of amortizing intangible assets.

Other intangible assets with finite useful lives are generally amortized over their useful lives based on the straight-line method.

Useful lives of other amortized intangible assets by asset class

Useful lives in years
Internally generated intangible assets:
Software	up to 10
Purchased intangible assets:
Customer-related intangible assets	up to 20
Other	up to 80

Unamortized Intangible Assets

Within this asset class, the Group recognizes certain contract-based and marketing-related intangible assets, which are deemed to have an indefinite useful life.

In particular, the asset class comprises the below detailed investment management agreements related to retail mutual funds and certain trademarks. Due to the specific nature of these intangible assets, market prices are ordinarily not observable and, therefore, the Group values such assets based on the income approach, using a post-tax DCF-methodology.

Retail investment management agreements: These assets, amounting to € 770 million, relate to the Group’s U.S. retail mutual fund business and are allocated to the AM CGU. Retail investment management agreements are contracts that give DWS Group investments the exclusive right to manage a variety of mutual funds for a specified period. Since these contracts are easily renewable, the cost of renewal is minimal, and they have a long history of renewal, these agreements are not expected to have a foreseeable limit on the contract period. Therefore, the rights to manage the associated assets under management are expected to generate cash flows for an indefinite period of time. This intangible asset was recorded at fair value based upon a valuation provided by a third party at the date of acquisition of Zurich Scudder Investments, Inc. in 2002.

The recoverable amount was calculated as fair value less costs of disposal using the multi-period excess earnings method and the fair value measurement was categorized as Level 3 in the fair value hierarchy and is essentially flat compared to the carrying amount. The key assumptions in determining the fair value less costs of disposal include the asset mix, the flows forecast, the effective fee rate and discount rate as well as the terminal value growth rate. The discount rates (cost of equity) applied in the calculation were 9.8 % in 2019 and 10.2 % in 2018. The terminal value growth rate applied for 2019 is 4.1% (for 2018 4.1%). The reviews of the valuation for the years 2019 and 2018 neither resulted in any impairment nor a reversal of prior impairments.

Trademarks: The other unamortized intangible assets had included the Postbank (allocated to former Postbank CGU) and the Sal. Oppenheim (allocated to WM CGU) trademarks, which were both acquired in 2010. The Postbank trademark was initially recognized in 2010 at € 382 million. In finalizing the purchase price allocation in 2011, the fair value of the Postbank trademark increased to € 410 million. The Sal. Oppenheim trademark was recognized at € 27 million. Since both trademarks were expected to generate cash flows for an indefinite period of time, they were classified as unamortized intangible assets. Both trademarks were recorded at fair value at the acquisition date, based on third party valuations. The recoverable amounts were calculated as the fair value less costs of disposal of the trademarks based on the income approach using the relief-from-royalty method. Reflecting the change in strategic intent and the expected deconsolidation of Postbank, the Postbank trademark (€ 410 million) was fully written off in the third quarter 2015. Following a review of the valuation model for the Sal. Oppenheim trademark, a write-down of € 6 million was recorded in the fourth quarter 2015. The discontinuation of its use outside the German market led to a further write-down of € 6 million recorded in the fourth quarter 2016. As the Group had announced on October 26, 2017 its intention to integrate the Sal. Oppenheim franchise into Deutsche Bank during 2018 and to no longer maintain the Sal. Oppenheim brand, the book value of the trademark (€ 15 million) was considered impaired and fully written off in the fourth quarter 2017.